UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2003

THE WISER OIL COMPANY

(Exact name of registrant as specified in is charter)

Delaware	0-5426	55-0522128
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8115 Preston Road, Suite 400

Dallas, Texas 75225

(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (214) 265-0080

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

THE WISER OIL COMPANY

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Item 7. Financial Statements and Exhibits.

(c)	Exhibits. The following exhibit is filed with this document:

Item	Exhibits

99.1	Press Release of The Wiser Oil Company dated May 7, 2003.

Item 9. Regulation FD Disclosure (information furnished in this Item 9 is furnished under Item 12).

In accordance with Securities and Exchange Commission Release No. 34-47583, the following information, which is intended to be furnished under “Item 12. Results of Operations and Financial Condition,” is instead being furnished under “Item 9. Regulation FD Disclosure.” The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

On May 7, 2003, The Wiser Oil Company issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE WISER OIL COMPANY

Date: May 7, 2003	By:	/s/ George K. Hickox, Jr.
George K. Hickox, Jr.
Chairman and Chief Executive Officer

INDEX TO EXHIBITS

Item Number	Exhibit

99.1	Press Release of The Wiser Oil Company dated May 7, 2003.